EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GPS Funds II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of GPS Funds II for the period ended September 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GPS Funds II for the stated period.

/s/ Carrie E. Hansen	/s/ Patrick R. Young
Carrie E. Hansen	Patrick R. Young
Principal Executive Officer/President	Principal Financial Officer/Treasurer/Vice President
GPS Funds II	GPS Funds II

Dated:	11/24/2020	Dated:	11/24/2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GPS Funds II for purposes of Section 18 of the Securities Exchange Act of 1934.